                                                                  Exhibit (j)(i)

                              CONSENT OF COUNSEL


     We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 40 to the Registration Statement of the Fifth Third Funds on Form N-1A under the Securities Act of 1933, as amended.

                                                /s/ Ropes & Gray

                                                ROPES & GRAY


Washington, D.C.
August 23, 2001